                                                                     EXHIBIT 3.1

                        THE COMMONWEALTH OF MASSACHUSETTS

--------------
Examiner

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                            ARTICLES OF ORGANIZATION
                              (Under G.L. Ch. 156B)

--------------
Name Approved

                                    ARTICLE I

                         The name of the corporation is:

                            PHOTOELECTRON CORPORATION


                                   ARTICLE II

          The purpose of the corporation is to engage in the following business activities:

Research and development of multi-electron beam lithography technology, development of the applications and products for and from that technology and any other business, operation or activity which may be lawfully carried on by a corporation organized under the provisions of the Business Corporation Law of the Commonwealth of Massachusetts.

C     [ ]
P     [X]
M     [ ]
R.A.  [ ]

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 X 11 sheets of paper leaving a left hand margin of at least 1 inch. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

--------------
P.C.

                                   ARTICLE III

The type and classes of stock and the total number of shares and par value, if any, of each type and class of stock which the corporation is authorized to issue is as follows:

 WITHOUT PAR VALUE STOCKS                        WITH PAR VALUE STOCKS
---------------------------------    ----------------------------------------
     TYPE        NUMBER OF SHARES       TYPE     NUMBER OF SHARES   PAR VALUE
---------------------------------    ----------------------------------------
    COMMON:          NONE              COMMON:       300,000          $ .01
---------------------------------    ----------------------------------------
   PREFERRED:        NONE             PREFERRED:      NONE
---------------------------------    ----------------------------------------

                                   ARTICLE IV

If more than one type, class or series is authorized, a description of each with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each type and class thereof and any series now established.

                  NONE

                                    ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

                  NONE


                                   ARTICLE VI

Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation or of its directors or stockholders, or of any class of stockholders: (if there are no provisions state "None".)

See Continuation sheets 6A and 6B

Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

                              CONTINUATION SHEET 6A

     (a) The corporation may be a partner in any business enterprise which the corporation has power to conduct by itself.

     (b) Meetings of stockholders may be held anywhere in the United States as shall be determined from time to time by the directors or as shall be stated in the call of the meeting.

     (c) The By-laws may provide that the directors may make, amend or repeal the By-laws, in whole or in part, except with respect to any provision thereof which by law, by the Articles of Organization or by the By-laws requires action by the stockholders.

     (d) The By-laws may provide for the indemnification, to the extent legally permissible, of directors, officers, employees or other agents of the corporation, and persons who serve at the corporation's request as directors, officers, employees or other agents of another organization of which the corporation is a stockholder, in which the corporation otherwise holds an ownership interest or of which the corporation is a creditor.

     (e) The requisite vote to effect an amendment of the Articles of Organization shall be a majority of each class of stock outstanding and entitled to vote thereon, at a meeting duly called for the purpose; provided, only, that any provision added to or changes made in the Articles of Organization by such amendment could have been included in, and any provision deleted thereby could have been omitted from, original articles of organization filed at the time of such meeting.

     (f) The requisite vote for the approval by the corporation of any agreement of consolidation or merger with any other corporation or corporations shall be a majority of each class of stock of the corporation outstanding and entitled to vote thereon.

     (g) The By-laws may provide that the corporation may enter into contracts and otherwise transact business as a vendor, purchaser, partner, joint venturer or otherwise with any director, officer, or stockholder of the corporation, and with any corporation, joint stock company, business trust,

                              CONTINUATION SHEET 6B

partnership or other entity in which any director, officer or stockholder of this corporation is or may be or become a director, officer, stockholder, joint venturer, partner, trustee or beneficiary, or in which he may otherwise be or become a party or may have an interest, pecuniary or otherwise; and that no such contract or transaction shall, in the absence of fraud, be affected, invalidated or avoided, and no such director, officer or stockholder shall be held liable to account to the corporation or to any creditor or stockholder of the corporation for any profit or benefit realized by such person through any such contract or transaction, by reason of such adverse interest or by reason or any fiduciary relationship of such director, officer or stockholder to the corporation arising out of such office or stock ownership.

     (h) No director of this corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director notwithstanding any statutory provision or other law imposing such liability, provided, however, that nothing in this clause (h) shall eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 61 or 62 or successor provisions of Chapter 156B of the Massachusetts General Laws or (iv) for any transaction from which the director derived an improper personal benefit. The foregoing provisions of this clause (h) shall not eliminate the liability of a director for any act or omission occurring prior to the date this clause (h) becomes effective. No amendment to or repeal of this clause (h) shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                   ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

The information contained in ARTICLE VIII is NOT a PERMANENT part of the Articles of Organization and may be changed ONLY by filing the appropriate form provided therefor.

                                  ARTICLE VIII

a. The post office address of the corporation
IN MASSACHUSETTS is:                             101 First Avenue
                                                 P.O. Box 9046
                                                 Waltham, MA 02254-9046

b. The name, residence and post office address (if different) of the directors and officers of the corporation are as follows:

                NAME                           RESIDENCE           POST OFFICE ADDRESS
                                    90 Eaton Square                105/9 Bishopsgate
President: Peter M. Nomikos         London SWIW 9AG                London EC2M 3UQ, England
                                    England
                                    90 Eaton Square                105/9 Bishopsgate
Treasurer: Peter M. Nomikos         London SWIW 9AG                London EC2M 3UQ, England
                                    England
Clerk: Paul F. Ferrari              62 Burley Street               101 First Ave, P.O. Box 9046
                                    Danvers, MA  01923             Waltham, MA  02254-9046

Directors:  George N. Hatsopoulos   233 Tower Road                 101 First Ave, P.O. Box 9046
                                    Lincoln, MA  01773             Waltham, MA  02254-9046

                                    90 Eaton Square                105/9 Bishopsgate
            Peter M. Nomikos        London SWIW 9AG                London EC2M 3UQ, England
                                    England
            Roger D. Wellington     25 Hillside Road               87 Forbes Boulevard
                                    Cumberland, RI  02864          Mansfield, MA  02048

c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of: December

d. The name and BUSINESS address of the RESIDENT AGENT of the corporation, if any, is: NONE

                                   ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names are set forth above, have been duly elected.

IN WITNESS WHEREOF and under the pains and penalties of perjury, I/WE, whose signature(s) appear below as incorporator(s) and whose names and business or residential address(es) ARE CLEARLY TYPED OR PRINTED beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws Chapter 156B and do hereby sign these Articles of Organization as incorporator(s) this 30th day of December, 1988

                  /s/ Shella Lieberman
                  ------------------------
                  Shella Lieberman

                  101 First Avenue
                  P.O. Box 9046

                  Waltham, MA  02254-9046

NOTE: If an already-existing corporation is acting as incorporator, type in the exact name of the corporation, the state or other jurisdiction where it was incorporated, the name of the person signing on behalf of said corporation and the title he/she holds or other authority by which each action is taken.

RECEIVED

JAN 4-1989

SECRETARY OF STATE
CORPORATION DIVISION

                        THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 12

               _________________________________________________________________

               _________________________________________________________________

               I hereby certify that, upon an examination of these articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $300 having been paid, said articles are deemed to have been filed with me this 4th day of January 1989.

         Effective date

                             /s/ Michael J. Connolly
                               MICHAEL J. CONNOLLY
                               Secretary of State

               FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $150 General Laws, Chapter 156B. Shares of stock with a par value less than one dollar shall be deemed to have par value of one dollar per share.



                PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT

         C T CORPORATION SYSTEM
         2 Oliver Street
         Boston, Massachusetts 02109
         Telephone: (617) 482-4420

                        THE COMMONWEALTH OF MASSACHUSETTS

--------------
Examiner

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNELLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-3035323

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of the stockholders adopting this amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 114. Make checks payable to the Commonwealth of Massachusetts.

We   Peter M. Nomikos                           , President, and
     Sandra L. Lambert                          , Clerk of

Photoelectron Corporation ______________________________________________________
                              (Name of Corporation)

located at 101 First Avenue, Waltham, MA 02254-9046

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted * on May 17, 1991 by vote of

Name Approved

   299,000     shares of   common stock   out of   299,000   shares outstanding,
                        (Class of Stock)
_______________shares of_________________out of_________shares outstanding, and
                        (Class of Stock)
_______________shares of_________________out of______________shares outstanding,
                        (Class of Stock)

     being at least a majority of each class outstanding and entitled to vote thereon: /1/
*by written action of the stockholders in lieu of a meeting dated

C [ ]

P [ ]

M [ ]

VOTED: that the Corporation is hereby authorized to increase the number of authorized shares of Common Stock from 300,000 to 6,000,000, and that the Corporation is authorized to file Articles of Amendment to its Articles of Organization in order to effect such increase in the number of authorized shares of its Common Stock.

/1/ For amendments adopted pursuant to Chapter 156B, Section 70
/2/ For amendments adopted pursuant to Chapter 156B, Section 71

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 X 11 sheets of paper leaving a left had margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

--------------
P.C.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                          NO PAR VALUE       WITH PAR VALUE         PAR
  KIND OF STOCK         NUMBER OF SHARES    NUMBER OF SHARES       VALUE
-------------------------------------------------------------------------
    COMMON                                  300,000                $ .01
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------
   PREFERRED
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------


CHANGE the total to:

                          NO PAR VALUE       WITH PAR VALUE        PAR
  KIND OF STOCK         NUMBER OF SHARES    NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------
     COMMON                                 6,000,000             $ .01
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------
    PREFERRED
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date nor more than thirty days after such filing, in which event the amendment will become effective on such later date. IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 21st day of May, in the year 1991.

   /s/ Peter M. Nomikos                          President
   Peter M. Nomikos

   /s/ Sandra L. Lambert                         Clerk
   Sandra L. Lambert

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

               I hereby approve the within articles of amendment and, the filing fee in the amount of $5,700.00 having been paid, said articles are deemed to have been filed with me this 31st day of May, 1991.

                             /s/ Michael J. Connolly

                                 MICHAEL JOSEPH CONNOLLY
                                 SECRETARY OF STATE


                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

               TO:

                      C T CORPORATION SYSTEM
                      2 Oliver Street
                      Boston, Massachusetts 02109
                      Telephone:  617 482-4420

                                                                     Copy Mailed

                        THE COMMONWEALTH OF MASSACHUSETTS

--------------
Examiner

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNELLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-3035323

                              ARTICLES OF AMENDMENT
                     General Laws, Chapter 156B, Section 72

We   Peter E. Oettinger                                   ,Vice President, and
     William O. Flannery                                  , Clerk of

                            Photoelectron Corporation
                           --------------------------
                           (EXACT Name of Corporation)

located at 400-1 Totten Pond Road, Waltham, Massachusetts 02154

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

                                   III and IV
          -------------------------------------------------------------
         (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)

--------------
Examiner

--------------
Name Approved

of the Articles of Organization were duly adopted* on March 18, 1994 by vote of:

    4,500,677   shares of   common stock  out of  4,500,677  shares outstanding,
                               type, class & series (if any)
________________shares of_________________out of_________shares outstanding, and type, class & series (if any)
________________shares of_________________out of__________shares outstanding, type, class & series (if any)
being at least a majority of each class outstanding and entitled to vote thereon: /1/

C    [ ]

P    [ ]

M    [ ]

P.A. [ ]

*by written consent of the stockholders in lieu of a meeting dated /1/ For amendments adopted pursuant to Chapter 156B, Section 70
/2/ For amendments adopted pursuant to Chapter 156B, Section 71

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 X 11 sheets of paper leaving a left had margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

--------------
P.C.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

 WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS
-------------------------------     -----------------------------------------
                                                                        PAR
  TYPE         NUMBER OF SHARES       TYPE           NUMBER OF SHARES   VALUE
-------------------------------     -----------------------------------------
COMMON                              COMMON              6,000,000       $ .01
-------------------------------     -----------------------------------------

-------------------------------     -----------------------------------------

-------------------------------     -----------------------------------------
PREFERRED                           PREFERRED
-------------------------------     -----------------------------------------

-------------------------------     -----------------------------------------

-------------------------------     -----------------------------------------

CHANGE the total authorized to:

-------------------------------     -----------------------------------------
                                                     NUMBER OF
 TYPE          NUMBER OF SHARES        TYPE          SHARES        PAR VALUE
-------------------------------     -----------------------------------------
 COMMON                              COMMON          15,000,000    $ .01
-------------------------------     -----------------------------------------

-------------------------------     -----------------------------------------

-------------------------------     -----------------------------------------
 PREFERRED                           PREFERRED        5,000,000    $ .01
-------------------------------     -----------------------------------------

-------------------------------     -----------------------------------------

-------------------------------     -----------------------------------------

                                 See Attachment

                     ATTACHMENT TO ARTICLES OF AMENDMENT OF

                            PHOTOELECTRON CORPORATION

                              DATED MARCH 28, 1994

VOTED, that Articles III and IV of the Articles of Organization of the Corporation be amended to read in their entirety as follows:

         "III. The total number of shares which the Corporation is authorized to issue is 20,000,000 shares, 15,000,000 of which are classified and designated as Common Stock, $.01 par value per share, and 5,000,000 of which are designated as Preferred Stock, $.01 par value per share.

         IV. A description of the voting, dividend, liquidation and conversion rights of the different classes of the Corporation's stock is set forth below:

               A.  Common Stock.

                   1.     General.   The dividend and liquidation rights of the
                   holders of Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock or any series thereof as may be designated by the Board of Directors.

                   2.     Voting.    The holders of the Common Stock are
                   entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

                   3. Dividends. Dividends may be declared and paid on the Common Stock from the funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

               B.  Preferred Stock.

                   1. The Preferred Stock may consist of one or more series.
                      The Board of Directors may, from time to time, establish and designate the different series and designate variations in the relative rights and preferences between the different series as provided below, but in all other respects all shares of the Preferred Stock shall be identical. In the event that at any time the Board of Directors shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock until designated by the Board of Directors as being a part of a series previously established or a new series then being established by the Board of Directors.

                   2. Subject to the provisions hereof, and to any specific
                      rights and preferences of any series of Preferred Stock established as provided herein, the Board of Directors is authorized to establish one or more series of Preferred Stock and, to the extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts, to fix and determine the preferences, voting powers, qualifications and special or relative rights or privileges of each series including, but not limited to:

                      (a) the number of shares to constitute such series and the distinguishing designation thereof;

                      (b) the dividend rate on the shares of such series and the preferences, if any, and the special and relative rights of such shares of such series as to dividends;

                      (c) whether or not the shares of such series shall be redeemable, and, if redeemable, the price, terms and manner of redemption;

                      (d) the preferences, if any, and the special and relative rights of the shares of such series upon liquidation of the Corporation;

                      (e) whether or not the shares of such series shall be convertible into shares of any other class or of any other series of the same or any other class of stock of the Corporation and, if so, the conversion price or ratio and other conversion rights;

                      (f) the conditions under which the shares of such series shall have separate voting rights or no voting rights; and

                      (g) such other designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts.

         Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time authorize the issuance of additional shares of the same series."

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE: Upon Filing

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 28th day of March, in the year 1994.

         /s/ Peter E. Oettinger          , Vice President
         -------------------------------
                   Peter E. Oettinger

         /s/ William O. Flannery         , Clerk
         -------------------------------
                   William O. Flannery

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

     I hereby approve the within articles of amendment and, the filing fee in the amount of $14,100 having been paid, said articles are deemed to have been filed with me this 31st day of March 1994.

                           /s/ Michael Joseph Connolly

                               MICHAEL J. CONNOLLY
                               Secretary of State


TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:

       William O. Flannery, Clerk
       Photoelectron Corporation
       c/o 722 Grove Street
       Framingham, MA 01701
       508-877-0889

                       THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                     ONE ASHBURTON PLACE, BOSTON MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-3035323

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26

We,    Peter E. Oettinger                              , Vice President, and
       William O. Flannery                             , Clerk of

                            Photoelectron Corporation
         --------------------------------------------------------------
                              (Name of Corporation)

located at        400-1 Totten Pond Road, Waltham, MA 02154

do hereby certify that at a meeting of the directors of the corporation held on March 18, 1994, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

                         See Continuation Sheets 2A - 2C


NOTE: Votes for which the space provided is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" X 11". Only one side should be used.

                                 ATTACHMENT 2-A

                            PHOTOELECTRON CORPORATION

VOTED: That Articles 3 and 4 of the Articles of Organization of the Corporation be amended so that, as amended, said Articles 3 and 4 shall be and read as set forth in the Articles of Amendment presented to this meeting (and inserted in the corporation's minute book after the minutes hereof) and that such Articles of Amendment be recommended to the stockholders for approval as being advisable and in the best interest of the Corporation.

VOTED: That, subject to stockholder approval of the Articles of Amendment approved in the foregoing resolution, the officers of the Corporation, be, and each of them hereby is, authorized and empowered to file the Articles of Amendment with the Secretary of State of the Commonwealth of Massachusetts.

VOTED: That, subject to stockholder approval of the Articles of Amendment, and pursuant to the authority conferred by Article 4 of the Corporation's Articles of Organization, 2,564,010 shares of the Corporation's Preferred Stock, $.01 par value per share, is hereby designated as the "Series A Convertible Preferred Stock" of the Corporation.

VOTED: That the voting powers, preferences and relative participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series A Convertible Preferred Stock described in the foregoing resolution shall be as set forth in the document presented to this meeting (and inserted in the Corporation's minute book after the minutes hereof).

1293/1

                                 ATTACHMENT 2-B

                            PHOTOELECTRON CORPORATION

                   SERIES A CONVERTIBLE PREFERRED STOCK TERMS

     Dividend Rights: The holders of the Series A Convertible Preferred Stock ("Series A Preferred") will be entitled to receive dividends, when, as and if declared by the Board of Directors.

     Liquidation Preference: In the event of the liquidation or winding up of the Company, the holders of Series A Preferred, in preference to the holders of Common Stock, will be entitled to receive an amount equal to $1.50 per share of Series A Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Series A Preferred and the Common Stock on an as converted basis.

     Conversion: Each holder of the Series A Preferred will have the right to convert the Series A Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series A Preferred to be converted by the Series A conversion rate then in effect. The Series A conversion rate shall be the quotient obtained by dividing $1.50 by the Series A conversion value then in effect. The Series A conversion value shall initially be $1.50 and shall be subject to adjustment as provided in the section entitled "Antidilution," below.

     Voting Rights: Except as otherwise required by law, the holders of the Series A Preferred shall vote together with all other classes and series of stock of the Company as a single class on all actions to be presented to the stockholders of the Company. Each share of Series A Preferred shall entitle the holder to that number of votes as equals the number of shares of Common Stock issuable upon conversion of the Series A Preferred on the record date for any meeting at which such share will be voted. There shall be no cumulative voting.

     Antidilution: The Series A conversion value is subject to adjustment if, after the original issuance date of the Series A Preferred, (a) the Company sells any shares of Common Stock at a price less that the Series A conversion value in effect immediately prior to the sale of such Common Stock or (b) the Company issues or sells any options for the purchase of Common Stock or any securities convertible into or exchangeable for Common Stock at a price less than the Series A conversion value

                                 ATTACHMENT 2-C

in effect immediately prior to such issuance or sale, or (c) the Company engages in a stock split, recombination, reorganization or reclassification of its capital stock. Concurrently with any issuance, stock split, recombination, reorganization or reclassification described in the preceding sentence (a "Dilutive Event"), the Series A conversion value in effect immediately prior to such Dilutive Event shall be reduced to a price (calculated to the nearest cent) determined by multiplying such Series A conversion value by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued in connection with such Dilutive Event would purchase at such Series A conversion value and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event plus the number of additional shares of Common Stock so issued in connection with such Dilutive Event, provided that the Series A conversion value shall not be reduced at any time to an amount less than $.01.

901/1

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 5th day of August in the year 1994

/s/ Peter E. Oettinger                 , Vice President
--------------------------------------

/s/ William O. Flannery                , Clerk
--------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                  Certificate of Vote of Directors Establishing

                          A Series of a Class of Stock

                    (General Laws, Chapter 156B, Section 26)

     I hereby approve the within certificate and, the filing fee in the amount of $100 having been paid, said certificate is hereby filed this 10th day of August, 1994.

                          /s/ Michael Joseph. Connolly

                                        MICHAEL JOSEPH CONNOLLY
                                             SECRETARY OF STATE


                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

TO:
       Jeanne deKoning
       Goulston & Storrs, P.C.
       400 Atlantic Avenue
       Boston, MA 02110-3333
       Telephone  (617) 482-1776

                                                                     Copy Mailed

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                     ONE ASHBURTON PLACE, BOSTON MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-3035323

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26

We,   Peter E. Oettinger                           , Vice President, and
      William O. Flannery                          , Clerk of

      Photoelectron Corporation
--------------------------------------------------------------------------------
                              (Name of Corporation)

located at     400-1 Totten Pond Road, Waltham, MA 02154

do hereby certify that at a meeting of the directors of the corporation held on March 18, 1994, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

                         See Continuation Sheets 2A - 2C

NOTE: Votes for which the space provided is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" X 11". Only one side should be used.

                                 ATTACHMENT 2-A

                            PHOTOELECTRON CORPORATION

VOTED: That Articles 3 and 4 of the Articles of Organization of the Corporation be amended so that, as amended, said Articles 3 and 4 shall be and read as set forth in the Articles of Amendment presented to this meeting (and inserted in the corporation's minute book after the minutes hereof) and that such Articles of Amendment be recommended to the stockholders for approval as being advisable and in the best interest of the Corporation.

VOTED: That, subject to stockholder approval of the Articles of Amendment approved in the foregoing resolution, the officers of the Corporation, be, and each of them hereby is, authorized and empowered to file the Articles of Amendment with the Secretary of State of the Commonwealth of Massachusetts.

VOTED: That, subject to stockholder approval of the Articles of Amendment, and pursuant to the authority conferred by Article 4 of the Corporation's Articles of Organization, 1,000,000 shares of the Corporation's Preferred Stock, $.01 par value per share, is hereby designated as the "Series B Convertible Preferred Stock" of the Corporation.

VOTED: That the voting powers, preferences and relative participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series B Convertible Preferred Stock shall be as set forth in the document presented to this meeting (and inserted in the corporation's minute book after the minutes hereof.)

                                 ATTACHMENT 2-B

                            PHOTOELECTRON CORPORATION

                   SERIES B CONVERTIBLE PREFERRED STOCK TERMS

     Dividend Rights: The holders of the Series B Convertible Preferred Stock ("Series B Preferred") will be entitled to receive dividends, when, as and if declared by the Board of Directors, pari passu with the holders of the Series A Preferred.

     Liquidation Preference: In the event of the liquidation or winding up of the Company, after payment by the Company to the holders of its Series A Convertible Preferred Stock of the liquidation preference to which such holders are entitled, but in preference to the holders of the Company's Common Stock, the holders of the Series B Preferred will be entitled to receive an amount equal to $4.00 per share of Series B Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Series A Preferred, the Series B Preferred and the Common Stock on an as converted basis.

     Conversion: The holders of the Series B Preferred will have the right to convert the Series B Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series B Preferred to be converted by the Series B conversion rate then in effect. The Series B conversion Rate shall be the quotient obtained by dividing $4.00 by the Series B conversion value then in effect. The Series B conversion value shall initially by $4.00 and shall be subject to adjustment as provided in the section entitled "Antidilution," below. The Series B Preferred will be automatically converted into Common Stock, at the then applicable conversion rate of the Series B Preferred, in the event of an initial public offering by the Company of shares of its Common Stock involving gross proceeds of not less than $5,000,000 and a price per share of Common Stock of not less than $5.00.

     Voting Rights: Except as otherwise required by law, the holders of the Series B Preferred shall vote together with all other classes and series of stock of the Company as a single class on all actions to be presented to the stockholders of the Company. Each share of Series B Preferred shall entitle the holder to that number of votes as equals the number of shares of Common Stock issuable upon conversion of the Series B Preferred on the record date for any meeting at which such share will be voted. There shall be no cumulative voting.

                                 ATTACHMENT 2-C

     Antidilution: The Series B conversion value is subject to adjustment if after the original issuance date of the Series B Preferred, (a) the Company sells any shares of Common Stock at a price less that the Series B conversion value in effect immediately prior to the sale of such Common Stock or (b) the Company issues or sells any options for the purchase of Common Stock or any securities convertible into or exchangeable for Common Stock at a price less than the Series B conversion value in effect immediately prior to such issuance or sale, or (c) the Company engages in a stock split, recombination, reorganization or reclassification of its capital stock. Concurrently with any issuance, stock split, recombination, reorganization or reclassification described in the preceding sentence (a "Dilutive Event"), the Series B conversion value in effect immediately prior to such Dilutive Event shall be reduced to a price (calculated to the nearest cent) determined by multiplying such Series B conversion value by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of shares Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued in connection with such Dilutive Event would purchase at such Series B conversion value and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event plus the number of additional shares of Common Stock so issued in connection with such Dilutive Event, provided that the Series B conversion value shall not be reduced at any time to an amount less than $.01.

901(2)

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 5th day of August in the year 1994

/s/ Peter E. Oettinger
--------------------------------------------------------------, Vice President

/s/ William O. Flannery
--------------------------------------------------------------, Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                  Certificate of Vote of Directors Establishing

                          A Series of a Class of Stock

                    (General Laws, Chapter 156B, Section 26)

     I hereby approve the within certificate and, the filing fee in the amount of $100 having been paid, said certificate is hereby filed this 10th day of August, 1994.

                           /s/ Michael Joseph Connolly

                                     MICHAEL JOSEPH CONNOLLY
                                          SECRETARY OF STATE


                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

TO:
        Jeanne deKoning
        Goulston & Storrs, P.C.
        400 Atlantic Avenue
        Boston, MA 02110-3333
        Telephone  (617) 482-1776

                                                                     Copy Mailed

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                     ONE ASHBURTON PLACE, BOSTON MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-3035323

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26


We,   Peter E. Oettinger                                , Vice President, and
      William O. Flannery                               , Clerk of

      Photoelectron Corporation
--------------------------------------------------------------------------------
                              (Name of Corporation)

located at        400-1 Totten Pond Road, Waltham, MA 02154

do hereby certify that by unanimous written consent of the directors of the corporation dated July 5, 1994, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

                         See Continuation Sheets 2A - 2C

NOTE: Votes for which the space provided is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" X 11". Only one side should be used.

                                 ATTACHMENT 2-A

VOTED: That, pursuant to the authority conferred by Article 4 of the Corporation's Articles of Organization, an additional 500,000 shares of the Corporation's Preferred Stock, $.01 par value per share, is hereby designated as Series B Convertible Preferred Stock, so that the total amount of Series B Convertible Preferred Stock of the Corporation authorized to date shall equal 1,500,000 shares.

VOTED: That the voting powers, preferences and relative participation, optional or other rights, and the qualifications, limitations and restrictions relating to such additional 500,000 shares of Series B Convertible Preferred Stock be identical to those of the Series B Convertible Preferred Stock previously authorized by the Corporation's directors.

                                 ATTACHMENT 2-B

                            PHOTOELECTRON CORPORATION

                   SERIES B CONVERTIBLE PREFERRED STOCK TERMS

     Dividend Rights: The holders of the Series B Convertible Preferred Stock ("Series B Preferred") will be entitled to receive dividends, when, as and if declared by the Board of Directors, pari passu with the holders of the Series A Preferred.

     Liquidation Preference: In the event of the liquidation or winding up of the Company, after payment by the Company to the holders of its Series A Convertible Preferred Stock of the liquidation preference to which such holders are entitled, but in preference to the holders of the Company's Common Stock, the holders of the Series B Preferred will be entitled to receive an amount equal to $4.00 per share of Series B Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Series A Preferred, the Series B Preferred and the Common Stock on an as converted basis.

     Conversion: The holders of the Series B Preferred will have the right to convert the Series B Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series B Preferred to be converted by the Series B conversion rate then in effect. The Series B conversion rate shall be the quotient obtained by dividing $4.00 by the Series B conversion value then in effect. The Series B conversion value shall initially by $4.00 and shall be subject to adjustment as provided in the section entitled "Antidilution," below. The Series B Preferred will be automatically converted into Common Stock, at the then applicable conversion rate of the Series B Preferred, in the event of an initial public offering by the Company of shares of its Common Stock involving gross proceeds of not less then $5,000,000 and a price per share of Common Stock of not less than $5.00.

     Voting Rights: Except as otherwise required by law, the holders of the Series B Preferred shall vote together with all other classes and series of stock of the Company as a single class on all actions to be presented to the stockholders of the Company. Each share of Series B Preferred shall entitle the holder to that number of votes as equals the number of shares of Common Stock issuable upon conversion of the Series B Preferred on the record date for any meeting at which such share will be voted. There shall be no cumulative voting.

                                 ATTACHMENT 2-C

     Antidilution: The Series B conversion value is subject to adjustment if after the original issuance date of the Series B Preferred, (a) the Company sells any shares of Common Stock at a price less that the Series B conversion value in effect immediately prior to the sale of such Common Stock or (b) the Company issues or sells any options for the purchase of Common Stock or any securities convertible into or exchangeable for Common Stock at a price less than the Series B conversion value in effect immediately prior to such issuance or sale, or (c) the Company engages in a stock split, recombination, reorganization or reclassification of its capital stock. Concurrently with any issuance, stock split, recombination, reorganization or reclassification described in the preceding sentence (a "Dilutive Event"), the Series B conversion value in effect immediately prior to such Dilutive Event shall be reduced to a price (calculated to the nearest cent) determined by multiplying such Series B conversion value by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued in connection with such Dilutive Event would purchase at such Series B conversion value and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event plus the number of additional shares of Common Stock so issued in connection with such Dilutive Event, provided that the Series B conversion value shall not be reduced at any time to an amount less than $.01.

901(2)

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 5th day of August in the year 1994.

/s/ Peter E. Oettinger                                          , Vice President
---------------------------------------------------------------

/s/ William O. Flannery                                          , Clerk
----------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                  Certificate of Vote of Directors Establishing

                          A Series of a Class of Stock

                    (General Laws, Chapter 156B, Section 26)

     I hereby approve the within certificate and, the filing fee in the amount of $100 having been paid, said certificate is hereby filed this 10th day of AUGUST 1994.

                             /s/ Michael J. Connolly

                                   MICHAEL JOSEPH CONNOLLY
                                        Secretary of State


                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

TO:
       Jeanne deKoning
       Goulston & Storrs, P.C.
       400 Atlantic Avenue
       Boston, MA 02110-3333
       Telephone   (617) 482-1776

                                                                     Copy Mailed

                        THE COMMONWEALTH OF MASSACHUSETTS
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

--------------
Examiner

We    Peter E. Oettinger      , Vice President,
and   William O. Flannery     , Clerk

--------------
Name Approved

of Photoelectron Corporation
--------------------------------------------------------------------------------
                           (Exact name of corporation)

located at 400-1 Toten Pond Road, Waltham, MA 02154
                (Street address of corporation in Massachusetts)

           certify that these Articles of Amendment affecting articles numbered:

                                       III
--------------------------------------------------------------------------------
            (Number those articles 1,2,3,4,5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on August 1, 1995, by vote of:

1,861,000 shares of Common Stock of 2,211,900 shares outstanding
                         (type, class & series, if any)

2,899,507 shares of Preferred Stock  of 3,564,010 shares outstanding, and
                         (type, class & series, if any)

_________ shares of ______________________ of ___________ shares outstanding
                               (type, class & series, if any)

C

P

M

R.A.

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/

*Delete the inapplicable words.    **Delete the inapplicable clause.
/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate, 81/2 X 11 sheets of paper with a left margin of at least 1 inch. Additions to more that one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

--------------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

    WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS
-----------------------------   ------------------------------------------------
 TYPE        NUMBER OF SHARES   TYPE       NUMBER OF SHARES            PAR VALUE
-----------------------------   ------------------------------------------------
 Common:                        Common:    15,000,000                    $ .01
-----------------------------   ------------------------------------------------

-----------------------------   ------------------------------------------------
 Preferred                      Preferred   5,000,000                    $ .01
                                           (2,564,010 Shares Series A)
                                           (1,500,000 Shares Series B)
-----------------------------   ------------------------------------------------


  Change the total authorized to:


    WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS
----------------------------    -----------------------------------------------
 TYPE        NUMBER OF SHARES   TYPE      NUMBER OF SHARES            PAR VALUE
-----------------------------   -----------------------------------------------

-----------------------------   -----------------------------------------------
 Common:                        Common:   15,000,000                   $ .01
-----------------------------   -----------------------------------------------
 Preferred                      Preferred  7,500,000                   $ .01
                                          (2,564,010 Shares Series A)
                                          (1,500,000 Shares Series B)
-----------------------------   -----------------------------------------------

                                 See Attachment.

                       ATTACHMENT TO ARTICLES OF AMENDMENT

                            PHOTOELECTRON CORPORATION

                             DATED FEBRUARY 1, 1996

VOTED, that Article III of the Articles of Organization of the Corporation be amended to read in its entirety as follows:

           "III. The total number of shares which the Corporation is authorized to issue is 22,500,000 shares, 15,000,000 of which are classified and designated as Common Stock, $.01 par value per share, and 7,500,000 of which are designated as Preferred Stock, $.01 par value per share."

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:    N/A

SIGNED UNDER THE PENALTIES OF PERJURY, this 1st day of February, 1996,

/s/ Peter E. Oettinger
----------------------------------------------------, *Vice President,
Peter E. Oettinger

/s/ William O. Flannery
------------------------------------------------------------, *Clerk
William O. Flannery

*Delete the inapplicable words.

RECEIVED
 FEB 07 1996
SECRETARY OF THE COMMONWEALTH
CORPORATIONS DIVISION

                       THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)
              =====================================================


I hereby approve the within Articles of Amendment and, the filing fee in the amount of $2,500 having been paid, said articles are deemed to have been filed with me this 8th day of February, 1996.

Effective date:________________________________

                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                           William O. Flannery, Clerk
                            Photoelectron Corporation
                   c/o 722 Grove Street, Framingham, MA 01701

                        THE COMMONWEALTH OF MASSACHUSETTS

                                                          FEDERAL IDENTIFICATION
                                                                  No. 04-3035323

                             William Francis Galvin
                          Secretary of the Commonwealth

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26

We,    Peter E. Oettinger                           , Vice President and

       William O. Flannery                          , Clerk

                           Photoelectron Corporation
--------------------------------------------------------------------------------
                              (Name of Corporation)

located at 400-1 Totten Pond Road, Waltham, Massachusetts 02154

do hereby certify that * on June 29

1995, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted.

                          See Continuation Sheets 2A-2C


* by unanimous written consent of the directors of the Corporation dated as of

NOTE: Notes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8-1/2" X 11". Only one side should be used.

                                 ATTACHMENT 2-A

                            PHOTOELECTRON CORPORATION

VOTED,          pursuant to the authority conferred by Article 4 of the
           Corporation's Articles of Organization, 2,222,222 shares of the Corporation's Preferred Stock, $.01 par value per share, is hereby designated as the "Series C Convertible Preferred Stock" of the Corporation.

VOTED, That the voting powers, preferences and relative participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series C Convertible Preferred Stock shall be as set forth in the Certificate of Vote of Directors Establishing a Series of a Class of Stock attached hereto as Attachment 2-B and 2-C.

                                 ATTACHMENT 2-B

                            PHOTOELECTRON CORPORATION

                   SERIES C CONVERTIBLE PREFERRED STOCK TERMS

Dividend Rights: The holders of the Series C Convertible Preferred Stock ("Series C Preferred") will be entitled to receive dividends, when, as and if declared by the Board of Directors.

Liquidation Preference: In the event of the liquidation or winding up of the Company, the holders of the Series C Preferred, after payment by the Corporation to the holders of its Series A Convertible Preferred Stock ("Series A Preferred") and its Series B Convertible Preferred Stock ("Series B Preferred") of the liquidation preference to which such holders are entitled, but in preference to the holders of the Corporation's Common Stock, will be entitled to receive an amount equal to $4.50 per share of Series C Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Common Stock and to holders of the Series A Preferred, the Series B Preferred and the Series C Preferred on an as converted basis.

Conversion: The holders of the Series C Preferred will have the right to convert the Series C Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series C Preferred to be converted by $4.50 and dividing the result by the conversion price of $4.50 per share or, in case an adjustment of such price has taken place as provided in the section entitled "Antidilution," below, at the conversion price in effect on the date such shares of Series C Preferred are surrendered for conversion. The Series C Preferred will be automatically converted into Common Stock, at the then applicable conversion rate of the Series C Preferred, in the event of an initial public offering by the Company of its Common Stock involving gross proceeds of not less than $5,000,000 and a price per share of Common Stock of not less than $5.00.

Voting Rights: Except as otherwise required by law, the holders of the Series C Preferred shall vote together with all other classes and series of stock of the Company as a single class on all actions to be presented to the stockholders of the Company. Each share of Series C Preferred shall entitle the holder to that number of votes as equals the number of shares of Common Stock issuable upon conversion of the Series C Preferred on the record date for any meeting at which such share will be voted. There shall be no cumulative voting.

Antidilution: The conversion price of the Series C Preferred is subject to adjustment if after the original issuance date of the Series C Preferred, (a) the Company sells any shares of Common Stock at a price less than the conversion price in effect immediately prior to the sale of such Common Stock (which conversion price shall initially be $4.50), or (b) the Company issues or sells any options for the purchase of Common Stock or any securities convertible into or

                                 ATTACHMENT 2-C

exchangeable for Common Stock at a price less than the conversion price in effect immediately prior to such issuance or sale, or (c) the Company engages in a stock split, recombination, reorganization or reclassification of its capital stock. Concurrently with any issuance, stock split, recombination, reorganization or reclassification described in the preceding sentence (a "Dilutive Event"), the conversion price in effect immediately prior to such Dilutive Event shall be reduced to a price (calculated to the nearest cent) determined by multiplying such conversion price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of additional shares of Common Stock so issued in connection with such Dilutive Event would purchase at such conversion price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of additional shares of Common stock so issued in connection with such Dilutive Event, provided that the conversion price shall not be reduced at any time to an amount less than $.01.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 1st day of February in the year 1996.


/s/ Peter E. Oettinger                                          , Vice President
---------------------------------------------------------------
    Peter E. Oettinger

/s/ William O. Flannery                                                 , Clerk
------------------------------------------------------------------------
    William O. Flannery

                        THE COMMONWEALTH OF MASSACHUSETTS

                  Certificate of Vote of Directors Establishing

                          A Series of a Class of Stock

                    (General Laws, Chapter 156B, Section 26)

I hereby approve the within certificate and, the filing fee in the amount of $
            having been paid, said certificate is hereby filed this       day of
         19  .

                                                          William Francis Galvin
                                                   Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF CERTIFICATE TO BE SENT

TO:

William O. Flannery, Clerk

Photoelectron Corporation

c/o 722 Grove Street, Framingham, Massachusetts 01701

Telephone (508) 877-6521


Copy Mailed

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-3035323

                        THE COMMONWEALTH OF MASSACHUSETTS
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

--------------
Examiner

We,  Peter E. Oettinger                     , Vice President,
and  William O. Flannery                    , Clerk

of Photoelectron Corporation,
--------------------------------------------------------------------------------
                           (Exact name of corporation)

--------------
Name Approved

located at 5 Forbes Road, Lexington, MA 02173 ,
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

III, IV and VI
--------------------------------------------------------------------------------
            (Number those articles 1,2,3,4,5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on
December 3, 1996, by vote of:   Common Stock and Preferred Stock,
                                voting together as a single class

6,885,791 shares of____________________ of 8,969,332 shares outstanding
                         (type, class & series, if any)

__________ shares of ___________ of ___________ shares outstanding, and
                         (type, class & series, if any)

__________ shares of _________________of ________________ shares outstanding
                         (type, class & series, if any)

C

P

M

R.A.

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/

*Preferred Stock and Common Stock votes together as a single class per Articles of Organization

*Delete the inapplicable words.        **Delete the inapplicable clause.
/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate, 81/2 X 11 sheets of paper with a left margin of at least 1 inch. Additions to more that one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

--------------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

     WITHOUT PAR VALUE STOCKS                      WITH PAR VALUE STOCKS
-----------------------------------       --------------------------------------
 TYPE              NUMBER OF SHARES       TYPE      NUMBER OF SHARES   PAR VALUE
-----------------------------------       --------------------------------------
Common:                                   Common:   15,000,000           $ .01
-----------------------------------       --------------------------------------

-----------------------------------       --------------------------------------
Preferred                                 Preferred  7,500,000           $ .01
                                                    (2,564,010 Series A)
                                                    (1,500,000 Series B)
                                                    (2,222,222 Series C)
-----------------------------------       --------------------------------------

  Change the total authorized to:

     WITHOUT PAR VALUE STOCKS                      WITH PAR VALUE STOCKS
------------------------------------      --------------------------------------
 TYPE               NUMBER OF SHARES      TYPE       NUMBER OF SHARES  PAR VALUE
------------------------------------      --------------------------------------

-----------------------------------       --------------------------------------
 Common:                                  Common:    7,500,000           $ .01
------------------------------------      --------------------------------------
 Preferred                                Preferred  3,750,000           $ .01
                                                    (1,282,005 Series A)
                                                    (  750,000 Series B)
                                                    (1,111,111 Series C)
------------------------------------      --------------------------------------

                                 See Attachment.

                       ATTACHMENT TO ARTICLES OF AMENDMENT
                                       OF
                            PHOTOELECTRON CORPORATION
                             DATED JANUARY 22, 1997

VOTED: That Article III and IV of the Articles of Organization of the Corporation be, and hereby is, amended as follows:

           "The total number of shares which the corporation is authorized to issue is 11,250,000 shares, 7,500,000 of which are classified and designated as Common Stock, $.01 pare value per share, and 3,750,000 of which are designated as Preferred Stock, $.01 par value per share, of which Preferred Stock 1,282,005 shares are designated as Series A Convertible Preferred Sock, 750,000 shares are designated as Series B Convertible Preferred Stock, and 1,111,111 shares are designated as Series C Convertible Preferred Stock."

           "The foregoing recapitalization is for the purpose of effecting a 1-for-2 reverse stock split of such Common Stock and Preferred Stock"

           "The section entitled 'Liquidation Preference' of the corporation's Series A Convertible Preferred Stock Terms is deleted in its entirety and the following is inserted in lieu thereof:

                'In the event of the liquidation or winding up of the Company, the holders of the Series A Preferred, in preference to the holders of Common Stock, will be entitled to receive an amount equal to $3.00 per share of Series A Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Series A Preferred and the Common Stock on an as converted basis.'"

           "The existing text of the Section entitled 'Conversion' of the corporation's Series A Convertible Preferred Stock Terms shall apply to the period prior to the filing of the Articles of Amendment effecting this amendment of the Articles of Organization of the Corporation and the following text shall apply thereafter:

                'Each holder of the Series A Preferred will have the right to convert the Series A Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series A Preferred to be converted by the Series A conversion rate then in effect. The Series A conversion rate shall be the quotient obtained by dividing $3.00 by the Series A conversion value then in effect. The Series A Conversion value shall initially be $3.00 and shall be subject to adjustment as provided in the section entitled "Antidilution," below.'"

           "The section entitled 'Liquidation Preference' of the corporation's Series B Convertible Preferred Stock Terms is deleted in its entirety and the following is inserted in lieu thereof:

                In the event of the liquidation or winding up of the Company, after payment by the Company to the holders of its Series A Convertible Preferred Stock of the liquidation preference to which such holders are entitled, but in preference to the holders of the Company's Common Stock, the holders of the Series B Preferred will be entitled to receive an amount equal to $8.00 per share of the Series B Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Series A Preferred, the Series B Preferred and the Common Stock on an as converted bases.'"

           "The existing text of the section entitled 'Conversion' of the corporation's Series B Convertible Preferred Stock Terms shall apply to the period prior to the filing of the Articles of Amendment effecting this amendment of the Articles of Organization of the Corporation and the following text shall apply thereafter:

                'The holders of the Series B Preferred will have the right to convert the Series B Preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series B preferred to be converted by the Series B conversion rate then in effect. The Series B conversion rate shall be the quotient obtained by dividing $8.00 by the Series B conversion value then in effect. The Series B Conversion value shall initially be $8.00 and shall be subject to adjustment as provided in the section entitled "Antidilution," below. The Series B Preferred will be automatically converted into Common Stock, at the then applicable conversion rate of the Series B Preferred, in the event of an initial public offering by the Company of shares of its Common Stock involving gross proceeds of not less than $5,000,000 and a price per share of Common Stock of not less than $5.00.'"

           "The section entitled 'Liquidation Preference' of the corporation's Series C Convertible Preferred Stock Terms is deleted in its entirety and the following is inserted in lieu thereof:

                In the event of the liquidation or winding up on the Company, the holders of the Series C Preferred, after payment by the Corporation to the holders of its Series A Convertible Preferred Stock ("Series A Preferred") and its Series B Convertible Preferred Stock ("Series B Preferred") of the liquidation preference to which such holders are entitled, but in preference to the holders of the Corporation's Common Stock, will be entitled to receive an amount equal to $9.00 per share of Series C Preferred, plus accrued and unpaid dividends, if any. Any remaining assets will be distributed on a pro rata basis to the holders of the Common Stock and to the holders of the Series A Preferred, Series B Preferred and the Series C Preferred on an as converted basis.'"

           "The existing text of the section entitled 'Conversion' of the corporation's Series C Convertible Preferred Stock Terms shall apply to the period prior to the filing of the Articles of Amendment effecting this amendment of the Articles of Organization of the Corporation and the following text shall apply thereafter:

               'The holders of the Series C Preferred will have the right to convert the Series C preferred, at the option of the holder, at any time, into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series C Preferred to be converted by $9.00 and dividing the results by the conversion price of $9.00 per share or, in case an adjustment of such price has taken place as provided in the section entitled "Antidilution" below, at the conversion price in effect on the date such shares of Series C Preferred are surrendered for conversion. The Series C Preferred will be automatically converted into Common Stock, at the then applicable conversion rate of the Series C Preferred, in the event of an initial public offering by the Company of shares of its Common Stock involving gross proceeds of not less than $5,000,000 and a price per share of Common Stock of not less than $5.00.'"

          "The existing text of the section entitled 'Antidilution' of the corporation's Series C Convertible Preferred Stock Terms shall apply to the period prior to the filing of the Articles of Amendment effecting this amendment of the Articles of Organization of the Corporation and the following text shall apply thereafter:

               'The conversion price of the Series C Preferred is subject to adjustment if, after the original issuance date of the Series C Preferred, (a) the Company sells any shares of Common Stock at a price less than the conversion price in effect immediately prior to the sale of such Common Stock (which conversion price shall initially be $9.00), or (b) the Company issues or sells any options for the purchase of Common Stock or any securities convertible into or exchangeable for Common Stock at a price less than the conversion price in effect immediately prior to such issuance or sale, or (c) the Company engages in a stock split, recombination, reorganization or reclassification of its capital stock. Concurrently with any issuance, stock split, recombination, reorganization or reclassification described in the preceding sentence (a "Dilutive Event"), the conversion price in effect immediately prior to such Dilutive Event shall be reduced to a price (calculated to the nearest cent) determined by multiplying such conversion price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of shares of Common Stock which the aggregate consideration received by the Company for a total number of additional shares of Common Stock so issued in connection with such Dilutive Event would purchase at such conversion price, and
               (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event, plus the number of additional shares of

               Common Stock so issued in connection with such Dilutive Event, provided that the conversion price shall not be reduced at any time to an amount less than $.01.'"

VOTED: That Article VI (Other Lawful Provisions) of the Articles of Organization of the Corporation be, and hereby is, amended as follows:

          "Paragraph (d) is deleted in its entirety and the following is inserted in lieu thereof:

          (d) The By-laws may provide for the indemnification, to the extent legally permissible, of directors, officers, employees and other agents of the corporation and any other person serving the corporation, of persons who serve at the corporation's request as directors, officers, employees or other agents of another organization or any other person who serves such organization at the corporation's request, and of any person who so serves at the corporation's request in any capacity with respect to an employee benefit plan."

          "New paragraphs (i), (j) and (k) are hereby added as follows:

          (i) Except as otherwise provided by law, no stockholder shall have any right to examine any property or any books, accounts or other writings of the corporation if there is reasonable ground for belief that such examination will for any reason be adverse to the interests of the corporation, and a vote of the directors refusing permission to make such examination and setting forth that in the opinion of the directors such examination would be adverse to the interests of the corporation shall be prima facie evidence that such examination would be adverse to the interests of the corporation. Every such examination shall be subject to such reasonable regulations as the directors may establish in regard thereto.

          (j) In determining what he reasonably believes to be in the best interests of the corporation in the performance of his duties as a director, a director may consider, both in the consideration of tender and exchange offers, mergers, consolidations and sales of all or substantially all of the corporation's assets and otherwise, such factors as the Board of Directors determines to be relevant, including without limitation:

               (i) the long-term and short-term interest of the corporation and its stockholder, including the possibility that these interests may be best served by the continued independence of the corporation;

               (ii) whether the proposed transaction might violate federal or state laws;

               (iii) if applicable, not only the consideration being offered in a proposed transaction, in relation to the then current market price for the outstanding capital stock of the corporation, but also to the market price for the capital stock of the corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities or other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the corporation's financial condition and future prospects; and

               (iv) the interests of the corporation's employees, suppliers, creditors and customers, the economy of the state, region and nation, and community and societal considerations.

          In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and to engage in such legal proceedings as the Board of Directors may determine.

          (k) The Board of Directors of the corporation is authorized from time to time to enact by resolution, without additional authorization by the stockholders of the corporation, By-laws of the corporation, in such form and with such additional terms as the Board of Directors may determine, with respect to the matters or corporate proceedings set forth below:

          (a) Regulation of business to be conducted at meetings of stockholders, including requirements that only such business shall be conducted and only such proposals shall be acted upon as are directed by the Board of Directors or as are made by a stockholder who has submitted notice thereof to the clerk or other designated officer or agent of the corporation at least that number of days before the meeting of stockholders at which such proposal is to be made as is specified in such By-laws setting forth such proposal, the reasons therefor, the identity of the stockholder or stockholders making such proposal, the number of shares of capital stock which are beneficially owned by them and any financial interest of such stockholders in such proposal as specified in such By-law. The presiding officer of the meeting, shall, if the facts warrant, determine and declare to the meeting that proposed business or a proposal was not made in accordance with the provisions prescribed by this paragraph or any By-law adopted pursuant hereto, and if he so determines, he shall so declare to the meeting, and any such business shall not be transacted or any such proposal shall be disregarded.

          (b) Regulation of the order of business and conduct of stockholder meetings and the authority of the presiding officer and of the attendance at annual or special meetings of the stockholders of the corporation, including the limitation of attendance through a ticket procedure pursuant to which persons who wish to attend such meetings would be required to provide written notice to the clerk or other designated officer or agent of the corporation at least that number of days prior to the date of such meeting specified in such By-law (but no more than 30 days before such meeting) of their intent to attend in person, and the clerk or other designated officer or agent of the corporation would issue a single admission ticket to each holder of shares of the stock of the corporation entitled to vote at such meeting and to such other persons as the Board of Directors may direct, and admission to such meeting would be limited to holders of such tickets and officers and directors of, counsel to, and the auditors of, the corporation and, to the extent authorized by the Board of Directors, the presiding officer at such meeting, employees or other agents of the corporation. Application of any such By-law, if adopted, in any particular case would be permitted to be waived by the presiding officer at such meeting.

          In the event that any such By-law is adopted pursuant to this paragraph, such By-law may only be amended or repealed upon the affirmative vote of two-thirds of the total number of votes then outstanding represented by shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, at any regular or special meeting of the stockholders, but only if notice of the proposed amendment or repeal was contained in the notice of such meeting.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: ________________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 22nd day of January, 1997,

/s/ Peter E. Oettinger                                       , *Vice President,
Peter E. Oettinger

/s/ William O. Flannery                                      , *Clerk
William O. Flannery

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)
                  ============================================

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $300 having been paid, said articles are deemed to have been filed with me this 22nd day of January, 1997.

Effective date: _____________________________



                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth



                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                             Goulston & Storrs, P.C.
                               400 Atlantic Avenue
                        Boston, Massachusetts 02110-3333
                Attention: Lisa Perusse (Telephone 617-482-1776)

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-3035323


                        THE COMMONWEALTH OF MASSACHUSETTS
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

--------------
Examiner

We,   Peter E. Oettinger                   , *President/*Vice President,
and   William O. Flannery                  , *Clerk/*Assistant Clerk

--------------
Name Approved

of Photoelectron Corporation,
--------------------------------------------------------------------------------
             (Exact name of corporation)

located at 5 Forbes Road, Lexington, MA  02173,
             (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

III and IV
--------------------------------------------------------------------------------
             (Number those articles 1,2,3,4,5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on December
3, 1996, by vote of:    Common Stock and Preferred Stock,
                        voting together as a single class*

6,885,791 shares of _____________________ of 8,969,332 shares outstanding
                    (type, class & series, if any)

_________ shares of _____________________ of __________ shares outstanding, and
                    (type, class & series, if any)

_________ shares of _____________________ of __________ shares outstanding,
                    (type, class & series, if any)

C

P

M

R.A.

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/ or
2**being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

*Preferred Stock and Common Stock votes together as a single class per Articles of the Corporation.

*Delete the inapplicable words.             **Delete the inapplicable clause.
/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate, 81/2 X 11 sheets of paper with a left margin of at least 1 inch. Additions to more that one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

--------------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

    WITHOUT PAR VALUE STOCKS                          WITH PAR VALUE STOCKS
------------------------------     ---------------------------------------------------------
TYPE          NUMBER OF SHARES      TYPE          NUMBER OF SHARES                 PAR VALUE
------------------------------     ---------------------------------------------------------
Common:                            Common:       7,500,000                         $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------
Preferred                          Preferred     3,750,000                         $.01
                                                 (1,282,005 Series A)
                                                 (  750,000 Series B)
                                                 (1,111,111 Series C)
------------------------------     ---------------------------------------------------------

Change the total authorized to:

    WITHOUT PAR VALUE STOCKS                          WITH PAR VALUE STOCKS
------------------------------     ---------------------------------------------------------
TYPE          NUMBER OF SHARES      TYPE          NUMBER OF SHARES                 PAR VALUE
------------------------------     ---------------------------------------------------------
Common:                            Common:       15,000,000                        $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------
Preferred                          Preferred     7,500,000                         $.01
                                                 (2,564,010 Series A)
                                                 (1,500,000 Series B)
                                                 (2,222,222 Series C)
------------------------------     ---------------------------------------------------------

                                 See Attachment.

                       ATTACHMENT TO ARTICLES OF AMENDMENT
                                       OF
                            PHOTOELECTRON CORPORATION
                             DATED JANUARY 22, 1997

VOTED: That Article III and IV of the Articles of Organization of the Corporation be, and hereby is, amended as follows:

          "The total number of shares which the corporation is authorized to issue is 22,500,000 shares, 15,000,000 of which are classified and designated as Common Stock, $.01 par value per share, and 7,500,000 of which are designated as Preferred Stock, $.01 par value per share, of which Preferred Stock 2,564,010 shares are designated as Series A Convertible Preferred Sock, 1,500,000 shares are designated as Series B Convertible Preferred Stock, and 2,222,222 shares are designated as Series C Convertible Preferred Stock."

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: ________________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 22nd day of January, 1997,

/s/ Peter E. Oettinger  , *Vice President,
Peter E. Oettinger

/s/ William O. Flannery  , *Clerk
William O. Flannery

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)
                  ============================================

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $11,350 having been paid, said articles are deemed to have been filed with me this 22nd day of January, 1997.

Effective date: ____________________________



                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                             Goulston & Storrs, P.C.
                               400 Atlantic Avenue
                        Boston, Massachusetts 02110-3333
                Attention: Lisa Perusse (Telephone 617-482-1776)

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-3035323

                        THE COMMONWEALTH OF MASSACHUSETTS
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

--------------
Examiner

We,  Timothy W. Baker                                      , Vice President,
and  William O. Flannery                                   , Clerk

of Photoelectron Corporation,
--------------------------------------------------------------------------------
                    (Exact name of corporation)

--------------
Name Approved

located at 5 Forbes Road, Lexington, MA  02421         ,
             (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

III
--------------------------------------------------------------------------------
             (Number those articles 1,2,3,4,5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on May 17,
2000, by vote of:   Common Stock and Preferred Stock,
                    voting together as a single class*

4,413,656 shares of_______________ of 7,843,454 shares outstanding
            (type, class & series, if any)

_________ shares of _____________________ of __________ shares outstanding, and
                    (type, class & series, if any)

_________ shares of _____________________ of __________ shares outstanding,
                    (type, class & series, if any)

C

P

M

R.A.

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/ or

*Delete the inapplicable words.             **Delete the inapplicable clause.
/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate, 81/2 X 11 sheets of paper with a left margin of at least 1 inch. Additions to more that one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

--------------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

    WITHOUT PAR VALUE STOCKS                          WITH PAR VALUE STOCKS
------------------------------     ---------------------------------------------------------
TYPE          NUMBER OF SHARES      TYPE          NUMBER OF SHARES                 PAR VALUE
------------------------------     ---------------------------------------------------------
Common:                            Common:       15,000,000                        $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------
Preferred                          Preferred     7,500,000                         $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------

Change the total authorized to:

    WITHOUT PAR VALUE STOCKS                          WITH PAR VALUE STOCKS
------------------------------     ---------------------------------------------------------
TYPE          NUMBER OF SHARES      TYPE          NUMBER OF SHARES                 PAR VALUE
------------------------------     ---------------------------------------------------------
Common:                            Common:       20,000,000                        $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------
Preferred                          Preferred     2,500,000                         $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: ____________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 1st day of February, 2001,

/s/ Timothy W. Baker, *Vice President,
Timothy W. Baker

/s/ William O. Flannery, *Clerk
William O. Flannery

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)
                  ============================================

I hereby approve the within Articles of Amendment and, the filing fee in the amount of ______ having been paid, said articles are deemed to have been filed with me this ________ day of __________________ 19 _______ .

Effective date: ____________________


                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                              William O. Flannery.
                                722 Grove Street
                              Framingham, MA 01701

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-3035323

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

--------------
Examiner

We,    Timothy W. Baker                              , President,
and    William O. Flannery                           , Clerk

of Photoelectron Corporation,
--------------------------------------------------------------------------------
             (Exact name of corporation)

--------------
Name Approved

located at 5 Forbes Road, Lexington, MA  02421                                ,
             (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

III
--------------------------------------------------------------------------------
             (Number those articles 1,2,3,4,5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on June 14, 2002, by vote of:

common and Preferred Voting Together

6,688,348 shares of ______________ of 9,980,709 shares outstanding,
             (type, class & series, if any)

_________ shares of _____________________ of __________ shares outstanding, and
                    (type, class & series, if any)

_________ shares of _____________________ of __________ shares outstanding,
                    (type, class & series, if any)

C    [ ]

P    [ ]

M    [ ]

R.A. [ ]

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/ or

*being at least two-thirds of each type, class or series outstanding and entitled to vote theron and each type, class or series of stock whose rights are adversely affected thereby:

*Delete the inapplicable words.             **Delete the inapplicable clause.
/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate, 81/2 X 11 sheets of paper with a left margin of at least 1 inch. Additions to more that one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

--------------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

    WITHOUT PAR VALUE STOCKS                          WITH PAR VALUE STOCKS
------------------------------     ---------------------------------------------------------
TYPE          NUMBER OF SHARES      TYPE          NUMBER OF SHARES                 PAR VALUE
------------------------------     ---------------------------------------------------------
Common:                            Common:       20,000,000                        $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------
Preferred                          Preferred     2,500,000                         $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------

Change the total authorized to:

    WITHOUT PAR VALUE STOCKS                          WITH PAR VALUE STOCKS
------------------------------     ---------------------------------------------------------
TYPE          NUMBER OF SHARES      TYPE          NUMBER OF SHARES                 PAR VALUE
------------------------------     ---------------------------------------------------------
Common:                            Common:       25,000,000                        $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------
Preferred                          Preferred     2,500,000                         $.01
------------------------------     ---------------------------------------------------------

------------------------------     ---------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: __________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 9th day of July, 20 02,

/s/ Timothy W. Baker, * President,
Timothy W. Baker

/s/ William O. Flannery, *Clerk
William O. Flannery

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)
                  ============================================

I hereby approve the within Articles of Amendment and, the filing fee in the amount of ______ having been paid, said articles are deemed to have been filed with me this ________ day of __________________ 20 _______ .


Effective date: ____________________________



                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                  Joseph S. Rosen
                  Goulston & Storrs, P.C., 400 Atlantic Avenue
                  Boston, Massachusetts  02110
                  Telephone:  (617) 482-1776